Exhibit 99.2

FOR IMMEDIATE RELEASE

February 6, 2015

BARINGTON/HILCO ACQUISITION CORP.

ANNOUNCES PRICING OF INITIAL PUBLIC OFFERING

New York, NY, February 6, 2015 – Barington/Hilco Acquisition Corp. (Nasdaq: BHACU) (the "Company"), a Delaware corporation formed as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, today announced the pricing of its initial public offering of 4,000,000 units at $10.00 per unit on February 5, 2015. The closing for the Company's initial public offering is expected to occur on or about February 11, 2015. Each unit consists of one share of common stock, one right to receive one-tenth (1/10) of one share of common stock on the consummation of an initial business combination, and one warrant to purchase one-half of one share of common stock at a price of $12.50 per full share, subject to adjustment, commencing on the later of the completion of an initial business combination and February 6, 2016. The units are expected to begin trading Friday, February 6, 2015 on the NASDAQ Capital Market under the symbol "BHACU". Once the securities comprising the units begin separate trading, the common stock, warrants and rights are expected to be listed on the NASDAQ Stock Market under the symbols "BHAC", "BHACW" and "BHACR", respectively.

EarlyBirdCapital, Inc. is acting as the sole book-running manager for the offering. Aegis Capital Corp. and I-Bankers Securities are acting as co-managers. The Company has granted the underwriters a 45-day option to purchase up to an additional 600,000 units at the initial public offering price, less the underwriting discount, to cover over-allotments, if any. The initial public offering is being made only by means of a prospectus. Copies of the prospectus relating to the offering may be obtained by contacting EarlyBirdCapital, Inc., Attention: Prospectus Department, 366 Madison Avenue, 8th Floor, New York, New York 10017, Attn: Aimee Bloch, (212) 661-0200.

A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission on February 5, 2015. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Barington/Hilco Acquisition Corp.

Barington/Hilco Acquisition Corp. is a Delaware corporation formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. The Company's efforts to identify target businesses will not be limited to a particular industry or geographic region, though it intends to initially focus its search on consumer focused businesses located in the United States, including, without limitation, retail, apparel, footwear and consumer products companies.

Forward-Looking Statements

This press release includes "forward-looking statements" that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as "expects", "believes", "anticipates", "intends", "estimates", "seeks" and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect the Company’s management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company's prospectus for its offering filed with the Securities and Exchange Commission. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

CONTACT:

Jared L. Landaw

Barington/Hilco Acquisition Corp.

(212) 974-571

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